-9-
SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
    Exchange Act of 1934   (Amendment No. ______)

Filed by a Party other than the Registrant

Check the appropriate box:
          Preliminary Proxy Statement
          Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2)
X         Definitive Proxy Statement
          Definitive Additional Materials
          Soliciting Material Pursuant to  240.14a-11(c) or
            240.14a-12

                        GODDARD INDUSTRIES, INC.

_________________________________________________________________
___
             (Name of Registrant as Specified in its Charter)

(Name of Person(s)Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X         No fee required.
          Fee computed on table below per Exchange Act Rules
            14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction
              applies:

_____________________________________________________
          2) Aggregate number of securities to which transaction applies:

_____________________________________________________
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth
              the amount on which the filing fee is calculated and
              state how it was determined):

_____________________________________________________
          4)  Proposed maximum aggregate value of transaction:

_____________________________________________________
          5)  Total fee paid:

_____________________________________________________
          Fee paid previously with preliminary materials.
          Check box of any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for
          which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
or
          the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

____________________________________________________
          2)   Form, Schedule or Registration Statement No.:

____________________________________________________
          3)   Filing Party:

____________________________________________________
          4)   Date Filed:

____________________________________________________









                    GODDARD INDUSTRIES, INC.
                      705 Plantation Street
                 Worcester, Massachusetts 01605

                   NOTICE OF ANNUAL MEETING OF
                          STOCKHOLDERS
                    To Be Held March 7, 1997



To  The Stockholders of
    Goddard Industries, Inc.

      Notice   is  hereby  given  that  the  Annual  Meeting   of
Stockholders of Goddard Industries, Inc., a Massachusetts corporation, will be held on Friday, March 7, 1997 at 11:00 a.m. at The Beechwood Inn, 363 Plantation Street, Worcester, Massachusetts for the following purposes:

         1.                        To elect one director to  hold
         office until the Annual Meeting of Stockholders in  2000
         and until his successor is duly elected and qualified.

         2.                        To  consider and act upon  any
         matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjournments thereof.

Information  regarding matters to be acted  upon  at  the  Annual
Meeting of Stockholders is contained in the proxy statement attached to this notice.

      Only stockholders of record at the close of business on January 13, 1997 are entitled to notice of, or to vote at, such meeting or any adjournments thereof.

                                           By Order of the Board of Directors


                                                          Joel M. Reck, Clerk

Worcester, Massachusetts
January 31, 1997

      You are cordially invited to attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience. A reply envelope is provided for this purpose, which needs no postage, if mailed in the United States.


                    GODDARD INDUSTRIES, INC.
                         PROXY STATEMENT
               For Annual Meeting of Stockholders
                To be Held Friday, March 7, 1997



      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Goddard Industries, Inc. (referred to hereinafter as the "Company") for use at the Annual Meeting of Stockholders to be held at 11:00 a.m. on Friday, March 7, 1997 at The Beechwood Inn, 363 Plantation Street, Worcester, Massachusetts and at any adjournment or adjournments thereof (the "Meeting"). Solicitation of proxies may be made in person or by mail, telephone or telegram by directors, officers and regular employees of the Company, for which no additional compensation will be received. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons and the Company will reimburse the forwarding expense. All costs of preparing, printing, assembling and mailing the form of proxy and proxy statement will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to the stockholders on or about February 13, 1997. The principal executive offices of the Company are located at 705 Plantation Street, Worcester, Massachusetts 01605.

      Only stockholders of record at the close of business on January 13, 1997 are entitled to notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 2,040,129 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. Each share is entitled to one vote on all matters to come before the Meeting. Provided a quorum (consisting of a majority of the shares outstanding and entitled to vote) is present in person or by proxy at the meeting, a plurality of the votes cast for any nominee is required for election of directors. Under Massachusetts law and the Company's By-laws, all shares present or represented by proxy, whether they vote or abstain, will be counted as present for purposes of determining a quorum and for purposes of determining the number of shares present and entitled to vote. Accordingly, abstentions, including broker non-votes, will have no effect on the outcome of the vote for the election of directors.

      The enclosed proxy, if executed and returned, will be voted as directed on the proxy and, in the absence of such direction, for the election of the nominee as director, and in accordance with their best judgment by the proxies if any other matter shall properly come before the Meeting. The proxy may be revoked at any time prior to exercise by filing with the Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting. The Board of Directors knows of no matters, other than election of directors, to be presented for consideration at the Meeting.

      The Annual Report to Stockholders of the Company for the fiscal year ended September 28, 1996, including audited financial statements, is being mailed to each of the stockholders of the Company simultaneously with this proxy statement.


                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS


      At the Meeting, one director (constituting 25% of the present Board of Directors) is to be elected to serve until the 2000 annual meeting of stockholders and until his successor is elected and qualified. The proxy cannot be voted for a greater number of persons than one.

     The Company's Restated Articles of Organization, as amended, and By-laws and the Massachusetts Business Corporation Law provide that the Board of Directors shall be composed of three classes of directors, one class to be elected each year.

     It is the intention of the persons named in the accompanying form as proxies to vote for the election of Saul I. Reck to the class of directors indicated, and for the term set forth therein. In the unanticipated event that the nominee is unable to serve, the persons named as proxies will vote for such substitute, if any, as the present Board of Directors may designate or to reduce the number of directors. Directors are elected by a plurality of the votes cast for election of directors.

Information As To Officers, Directors and Beneficial Owners

      The following table sets forth certain information, as of November 30, 1996, with respect to the nominee, each of the directors whose term extends beyond the Meeting, all officers and directors as a group (6 persons) and each person owning five percent or more of the Company's Common Stock. This table is based on information furnished by such persons.
                                    Number    of
                                    Shares of
                                       Common              Year
                                       Stock               Term
Name, Age and Principal    Direct   Beneficiall  Percen   Would
Occupation                 or            y         t      Expire
                           Since     Owned (1)     of      and
                                                 Class    Class

Dr. Jacky Knopp, Jr., 74   1972      77,000 (2)   3.8%     1999
President, Crosby Research
Associates                                               Class 3
(marketing and management
consultants)
211     Delamere     Road,
Buffalo, NY;
Account Executive, Moors &
Cabot, Inc.
(stock brokerage firm)
4575 Main Street, Amherst,
NY;
Professor   Emeritus    of
Canisius College,
Buffalo, NY

Saul I. Reck, 78           1959     321,955 (3)  15.2%     1997
President of the Company
                                                         Class 1

Lyle E. Wimmergren, 65     1978      5,000 (4)     *       1998
Professor   Emeritus    of                                  Class
Management                                                  2
Worcester      Polytechnic
Institute
55   Liberty  Hill   Road,
Henniker, NH

Robert E. Humphreys, 54    1997     457,950 (5)  22.5%     1998
President    of    Antigen
Express,  Inc., a  company                               Class 2
focused on creating  drugs
for  auto-immune diseases,
August       1995-present;
Professor   and    Interim
Chair,    Department    of
Pharmacology,   University
of  Massachusetts  Medical
School   prior  to  August
1995
64  Alcott Street,  Acton,
MA

All executive officers and   --     939,805 (6)  44.4%      --
directors as a group
(6 persons)

Joseph A. Lalli              --     183,550 (7)   9.0%      --
6 Middlemont Way, Stow, MA

*Less than one percent
         (1) Unless otherwise noted, each person identified possesses sole voting and investment power.
         (2) Includes 36,000 shares owned Dr. Knopp's wife, as to which he disclaims beneficial interest, and an option to acquire 5,000 shares held by Dr. Knopp.
         (3) Includes 5,250 shares held by Mr. Reck's wife, as to which he disclaims beneficial interest. Also includes an option to purchase 75,000 shares held by Mr. Reck.
         (4)                       Consists of option to  acquire
         5,000 shares held by Mr. Wimmergren.
         (5) Includes 217,650 shares as to which Mr. Humphreys has sole voting and dispositive power and 225,300 shares as to which Mr. Humphreys' shares voting and dispositive power by virtue of a power of attorney over the investment accounts of seven persons. Mr. Humphreys and certain other persons, acting as a group, beneficially own an aggregate of 457,950 shares.
         (6) In addition to the matters noted above in (2)-(5), includes 19,900 shares owned by an executive officer jointly with his wife and options on 10,000 shares held by the officer.
         (7) Mr. Lalli has reported to the Company that a Schedule 13D, Amendment No. 6, was filed with the Securities and Exchange Commission indicating that he has sole voting and dispositive power of 154,050 shares and shared voting and dispositive power with his wife of 29,500 shares.

     All of the directors other than Mr. Humphreys have had the same principal occupation for the last five years, except that the Amherst, New York office of Moors & Cabot, Inc. at which Dr. Knopp is an account executive was previously owned by other brokerage firms, and each of Dr. Knopp and Mr. Wimmergren has become a professor emeritus at his institution. Saul I. Reck is the father of Joel M. Reck, Clerk of the Company.

     The Board of Directors of the Company held three meetings during the fiscal year ended September 28, 1996. Each present director attended at least 75% of the meetings of the Board of Directors and of all committees of which he was a member.

     The Board of Directors has an Audit Committee and a Compensation Committee, both composed of Dr. Knopp and Mr. Wimmergren. The Audit Committee, which met twice during the last fiscal year, is charged with recommending to the Board of Directors retention of a firm of independent accountants and with reviewing the Company's internal audit and accounting controls, the report of the independent accountants and the financial statements of the Company. The Compensation Committee, which met twice during the last fiscal year, is responsible for recommending salary and bonus levels of officers and key employees. There is no Nominating Committee of the Board of
Directors.   The  Board  of Directors as a  whole  will  consider
nominees  for  director  submitted  to  it  in  writing  by   any
shareholder.

Executive Compensation

     The following table sets forth information concerning the annual compensation for the chief executive officer (the only executive officer of the Company whose annual salary and bonus exceeded $100,000) for services in all capacities to the Company during the last three fiscal years.

                   SUMMARY COMPENSATION TABLE

                                            Annual Compensation

                                                        Other
                                                       Annual
 Name and    Fiscal Year     Salary     Bonus (1)    Compensatio
                                                        n (2)
 Principal      Ended         ($)          ($)           ($)
 Position


Saul     I.    9/28/96      $115,000     $108,700      $10,000
Reck
               9/30/95      115,000       55,000       10,000
President &
               10/1/94      115,000         0          10,000
Treasurer





      (1) Under the terms of his Employment Agreement with the Company described below, Mr. Reck is entitled to receive a bonus equal to 10% of the amount by which Company pre-tax profits exceed specified base amounts.

      (2) Consists of cash payments to Mr. Reck to be used for purchase of retirement benefits.

      The following table shows information concerning the exercise of stock options during fiscal 1996 and the fiscal year-end value of unexercised options and stock appreciation rights.

             AGGREGATED OPTION/SAR EXERCISES IN LAST
            FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                    Number of        Value of
                                   Securities      Unexercised
                                   Underlying      In-the Money
                                   Unexercised
                                  Options/SARs     Options/SARs
                                                        at
         Shares                      9/28/96         9/28/96
         Acquired
             on      Value         Exercisable     Exercisable
          Exercise   Realized
Name        (#)         ($)            (#)             ($)

Saul  I.     --          --          75,000          $65,625
Reck



     Under an Employment Agreement with Saul I. Reck entered into in 1989, as amended in 1992 and again in 1994, Mr. Reck has agreed to be employed by the Company as Chairman of the Board and President on a full time basis. Mr. Reck received a base salary of $115,000 in fiscal 1996, plus $10,000 to be used to purchase a retirement benefit. In addition, Mr. Reck receives a bonus equal to 10% of the amount by which the Company's pre-tax profits exceed a base amount which increases each year. After he retires, Mr. Reck will be entitled to receive an unfunded annuity of $60,000 per year for his life and his surviving spouse will be entitled to an annuity of $30,000 per year for life, with both amounts payable under these annuities subject to adjustment based upon cost of living increases after October 1, 1993.

Compensation of Directors

     Each director who is not also an officer or employee of the Company receives a base fee of $2,400 per year. Each director who is not also an officer or employee of the Company and who lives in the greater Worcester area receives $500 for each directors meeting he attends. Each director who is not also an officer or employee of the Company and who lives outside the greater Worcester area receives $600 for each such meeting, plus travel expenses to and from Worcester. No extra compensation is paid for attendance at meetings of committees. All non-employee directors as a group were paid $10,200 for services rendered during fiscal year 1996. During fiscal 1996, options to purchase 5,000 shares of Common Stock were granted to each of the Company's non-employee directors, presently Messrs. Knopp and Wimmergren.

      The Board of Directors has a Severance Compensation Plan for certain officers and all directors in the event that there is a "change in control" of the Company not approved by the Board of Directors resulting in the termination of employment or reduction in the duties and responsibilities of the President, Vice-Presidents and Treasurer (as determined by the Board of Directors) and/or a termination of service as director of the Company. The plan provides that such President, Vice-Presidents and Treasurer will continue to receive the compensation being paid to them at the time of the termination or change in the nature of employment, for a period of five years following such termination or change, and the non-employee directors will continue to receive directors' fees of $500 or $600 per fiscal quarter, depending on whether or not the director lives in the greater Worcester area, for such five year period. At the current rate of compensation this would entail an aggregate payment of $1,668,500 to the executive officers as a group and a payment of $25,500 to the non-employee directors as a group.

      Based solely upon a review of forms furnished to the Company under Securities and Exchange Commission rules and annual director questionnaires, the Company is not aware that any officer, director or 10% beneficial owner failed to file on a timely basis any report required by Section 16(a) under the Securities Exchange Act of 1934.

                          OTHER MATTERS

Relationship with Independent Public Accountants

      The Audit Committee of the Board of Directors has selected Greenberg, Rosenblatt, Kull & Bitsoli, P.C. as independent auditors for the Company for the current fiscal year. That firm and its predecessors have served in such capacity since fiscal year 1982.

      It is anticipated that a representative of Greenberg, Rosenblatt, Kull & Bitsoli, P.C. will be present at the meeting. The representative will be afforded the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

      Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended September 28, 1996 except that in January 1997 Messrs. Nelson, Wimmergren and Knopp filed Form 4s reflecting the grant of options for the purchase of shares of Common Stock to them on December 17, 1995.

Other Matters To Be Acted Upon

      The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such matters. However, if any other matters shall properly come before the Meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Shareholder Proposals

      Shareholder proposals intended to be presented at the Annual Meeting in 1998 must be received by the Company on or before September 24, 1997 and should be addressed to Saul I. Reck, President, Goddard Industries, Inc., 705 Plantation Street, Worcester, Massachusetts 01605.















Annual Report And Form 10-KSB

      Additional copies of the Annual Report to Stockholders for the fiscal year ended September 28, 1996 and copies of the Annual Report of the Company to the Securities and Exchange Commission on Form 10-KSB for that fiscal year are available to stockholders without charge upon written request addressed to Lucy J. Rybacki at the Company at 705 Plantation Street, Worcester, Massachusetts 01605.

      IT  IS  IMPORTANT  THAT PROXIES BE RETURNED  PROMPTLY.
THEREFORE,  STOCKHOLDERS ARE URGED  TO  FILL  IN,  SIGN  AND
RETURN  THE  ACCOMPANYING  FORM OF  PROXY  IN  THE  ENCLOSED
ENVELOPE.




PROXY                    GODDARD INDUSTRIES       PROXY

     The undersigned hereby appoints Mr. Lyle E. Wimmergren and Mr. Jacky Knopp, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Goddard Industries, Inc. to be held on Friday, March 7, 1997 and at any adjournment or adjournments thereof, with all power which the undersigned may be entitled to vote at said meeting upon the following proposals more fully described in the notice of and proxy statement for the meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

I.  Election of Directors

  To elect to serve as director until the year 2000:   Saul I.
Reck

  FOR the nominee
WITHHOLD AUTHORITY on the nominee



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  IT
WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION
IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES.

(PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN IN
THE ENCLOSED ENVELOPE)


                                   Dated:
___________________________, 1997



______________________________________
                                   Signature(s)



______________________________________
                                   (Signatures should be the same
as the name
                                    printed hereon.  Executors,
administrators,
                                    trustees, guardians,
attorneys and officers of
                                    corporations should add their
titles when signing.)